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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 12 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 30, 2002

                                 Glasstech, Inc.
               (Exact Name of Registrant as Specified in Charter)

Delaware                               33-32158-01           13-3440225
(State or Other Jurisdiction           (Commission           (IRS Employer
of Incorporation)                      File Number)          Identification No.)

Ampoint Industrial Parkway, 995 Fourth Street, Perrysburg, Ohio 43551 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (419) 661-9500














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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     On January 30, 2002, Glasstech, Inc. and its parent company, Glasstech Holding Co., filed voluntary petitions for protection under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Chapter 11 Cases have been assigned to Judge Mary F. Walrath and designated as Case No. 02-10281 (MFW). Information concerning the cases are more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference. During the Chapter 11 process, Glasstech, Inc. will continue to operate normally.

ITEM 5. OTHER EVENTS.

     On February 14, 2002, Glasstech, Inc. will file a Form 15, which notifies the Commission that its reporting obligations under Section 15(d) of the Securities Act of 1934 have been suspended, because there are less than 300 record holders of its 12 3/4% Senior Notes due 2004.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

99.1  Press Release, dated January 30, 2002






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GLASSTECH, INC.


Date:  February 14, 2002              By:   /s/ Mark D. Christman
                                           ------------------------------------
                                           Mark D. Christman, President















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